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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 16, 1997


                            Concorde Gaming Corporation
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             (Exact name of registrant as specified in its charter)


               Colorado                             0-8698                             84-0716683
           ---------------                      --------------                     ------------------
   (State or other jurisdiction of                (Commission                         (IRS Employer
           incorporation)                        File Number)                      Identification No.)
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                                3290 Lien Street
                        Rapid City, South Dakota 57702
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              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (605) 341-7738


                              Not Applicable
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         (Former name or former address, if changed since last report)





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Item 2. Acquisition or Disposition of Assets.

     (a) On June 16, 1997, Concorde Gaming Corporation (the "Registrant") completed the exchange of substantially all of the assets related to its video lottery route operations in South Dakota (the "Video Lottery Assets"), pursuant to the terms of an Asset Exchange Agreement (the "Agreement") dated June 12,
1997 by and among the Registrant, North Star Casino Limited Liability Company
("North Star"), Concorde Gaming of South Dakota, Inc. ("Concorde South Dakota"), a South Dakota corporation, Midwest Gaming, Inc. ("Midwest Gaming"), a South
Dakota corporation, and Concorde Cripple Creek, Inc. ("Concorde Cripple Creek"), a Colorado corporation.

     The Agreement provides that the Registrant will exchange its Video Lottery
Assets for substantially all of the assets of North Star used in its business of owning and operating the Golden Gates Casino in Blackhawk, Colorado (the "Casino
Assets"). In addition, the Registrant will pay $870,000 in cash, assume approximately $380,000 in liabilities and issue 1,743,333 shares of the Registrant's common stock.

     A condition to the Registrant acquiring the Casino Assets is the Registrant being licensed by the Colorado Gaming Commission on or before September 1, 1997.
In the event the Registrant is not licensed by the Commission within such time period, North Star shall be obligated to pay the Registrant $1.6 million for the Video Lottery Assets pursuant to the terms of a promissory note due in full on December 31, 1997.

     The consideration received pursuant to the Agreement was determined through arm's length negotiations.

     (b)     Not Applicable.








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Item 7.  Financial Statements and Exhibits.

     (a)     Not Applicable

     (b) At this time it is impracticable for the Registrant to provide the financial statements required by this item. The required financial statements will be filed with the Securities and Exchange Commission by an amendment to this Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is due.

             (c)      Exhibits

             10 Asset Exchange Agreement dated June 12, 1997 by and among the Registrant, North Star, Concorde South Dakota, Midwest
                      Gaming, and Concorde Cripple Creek.

             20       Press Release dated June 16, 1997





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CONCORDE GAMING CORPORATION


Date: June 30, 1997                      By: /s/ David L. Crabb
                                            -----------------------------------
                                            David L. Crabb,
                                            Chief Financial Officer







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                                 EXHIBIT INDEX





         Exhibit No.                       Exhibit Description
         -----------                       -------------------

            10. Asset Exchange Agreement dated June 12, 1997 by and among the Registrant, North Star, Concorde South
                           Dakota, Midwest Gaming, and Concorde Cripple Creek.

            20.            Press Release dated June 16, 1997









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